UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 31, 1999

                        --------------------------------
                         Commission File Number 333-9763
                        --------------------------------

                                 ASC East, Inc.
             (Exact name of registrant as specified in its charter)

         Maine                                          01-0503382
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

P.O. Box 450
Bethel, Maine                                                     04217
(Address of principal executive office)                        (Zip Code)

                                 (207) 824-5196
              (Registrant's telephone number, including area code)
                                 Not Applicable

(Former name, former address and former fiscal year, if changed since last report.)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 31, 1999, ASC East, Inc. (the "Company") and the Audit Committee of the Board of Directors of American Skiing Company (the "Parent") approved the hiring of Arthur Andersen, LLP as independent accountants of the Company.

     During the two most recent fiscal years of the Company and through March 31, 1999, the Company did not consult with Arthur Andersen, LLP on matters (i) regarding the application of accounting principals to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) which concerned the subject matter of a disagreement or reportable event identified in response to paragraphs (a)(1)(iv)and (v) of Item 304 of Regulation S-K with the Company's former auditor.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ASC EAST, INC.



Date:  March 31, 1999                                /s/ Christopher E. Howard
----------------------------                    --------------------------------
                                                       Christopher E. Howard
                                                       Executive Vice President
                                                       (Duly Authorized Officer)


Date:  March 31, 1999                                /s/ Mark J. Miller
--------------------------------                 -------------------------------
                                                     Mark J. Miller
                                                     Senior Vice President
                                                     Chief Financial Officer
                                                     (Principal Financial and
                                                       Accounting Officer)